Exhibit 99.2

Valeritas, LLC Delivering Quality of Life August 28, 2006

About Valeritas Investment Highlights Valeritas is an innovative medical technologies company initially targeting the $19B worldwide diabetes market which is growing approximately 12% annually Lead product, h-Patch™: a 510K-approved once-a-day disposable insulin delivery system for diabetes mellitus; projected to launch second half 2007 Seasoned management team with deep experience in pharmaceutical development, commercialization and manufacturing Company will be publicly traded upon transaction close with a well-capitalized balance sheet; $43.5M in cash Broad IP portfolio: 17 patents issued; 82 patents pending Rich pipeline of novel drug delivery technologies with applications to address numerous unmet medical needs beyond the diabetes market

Proposed Transaction
Economic Structure


$10M cash
8.6M new shares(3)
Milestones & Earn-outs
Paramount Acquisition Corporation
$53.5M cash(1)
11.9M common shares issued and outstanding(2)
19.5M warrants outstanding(2)
BioValve Technologies
Medical Technology Assets
Pharma Pipeline and Drug IP Remain
58% Membership Interest
42% Membership Interest
Valeritas, LLC
$43.5M cash at close(4)
Medical Technology Assets and Related Liabilities

(1) Net proceeds from initial public offering (and interest earned) held in trust account as of June 30, 2006.
(2) Excludes 425,000 units (each unit consisting of one share and two warrants) that underwriter EarlyBird Capital has an option to buy at $7.50 per unit.
(3) Represents Paramount shares issuable to BioValve upon redemption of its membership interests in Valeritas, LLC.
(4) Assumes that no shares of Paramount common stock are redeemed for cash and represents net cash at closing before payment of remaining transaction expenses.

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Transaction Summary BioValve recently formed Valeritas, LLC and contributed to Valeritas its medical technology assets and liabilities related to those assets At closing, Paramount Acquisition Corporation (“Paramount”) initially acquires 58% of Valeritas at a pre-transaction valuation of approximately $49M Upfront: BioValve, upon transaction close, receives $10M cash and 8.6M Valeritas membership units that are redeemable on a one-for-one basis for newly issued Paramount shares BioValve Earnouts: Maximum of $40M in cash payments and 15.75M additional Valeritas membership units upon achievement of all milestones Paramount to receive up to an aggregate of 25,630,607 additional Valeritas membership units upon exercise of outstanding publicly-traded warrants and Earlybird option, and upon exchange of bridge notes and exercise of bridge warrants (described below) Valeritas senior bridge notes $6.9 million of senior Valeritas bridge notes exchangeable at holders’ option for shares of Paramount stock at $5.35 per share 644,859 warrants issued by Valeritas exercisable for Paramount stock at $5.35 per share Following closing, Paramount will change its name to Valeritas, Inc. and will seek to have its shares listed on Nasdaq Expected closing date: Q4 2006Transaction subject to customary closing conditions, including Paramount stockholder approval and no more than 20% of Paramount’s stockholders electing to have their shares redeemed for cash BioValve to independently continue development of its pharmaceutical pipeline

Transaction Summary

Milestones, Earnouts, Timing

Key Milestone	BioValve Earnout on Valeritas Milestones
▪ Conversion of All Paramount Warrants	$15M cash payment
▪ Royalty on Sales	4% - max $25M payout
▪ Product Launch	1.00M membership units(1) upon h-Patch launch or commercial partnership
▪ Financial Milestones (2)	
▪ 2007: 4M h-Patch Product Sales	1.00M membership units issued
▪ 2007: $11 Paramount Stock Price	1.00M membership units issued
▪ 2008: 125M h-Patch Product Sales	1.75M membership units issued
▪ 2008: $16 Paramount Stock Price	1.50M membership units issued
▪ 2011: $100.0M EBITDA	4.00M membership units issued
▪ 2014: $200.0M EBITDA	5.50M membership units issued

(1) Membership units may be redeemed (subject to certain limitations) on a one-for-one basis for newly-issued shares of Paramount stock.

(2) h-Patch Product Sales only qualify if they are specific to the diabetes indication. Paramount stock price targets are based on the last sale price of Paramount's common stock equal or exceeding the specified target for any 20 trading days within a 180 trading day period during the calendar year specified. Valeritas will issue to BioValve the number of membership units indicated if the EBITDA target is met on or before the year indicated. For example, BioValve will receive in 2010 the 4M shares related to the 3rd EBITDA milestone if Valeritas achieves $100M of EBITDA in that year.

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h-Patch™

Valeritas' lead product for insulin delivery



1) Remove Adhesive Liner



2) Apply and Press Start



3) Simple & Discrete Bolus



4) Remove after 24-hours



5) Safe Disposal

- **Micro-infusion patch designed to discretely deliver drugs into subcutaneous tissue**
  - Combines user advantages of transdermal patches with accuracy and flexibility of conventional ambulatory pumps to help bridge the significant gap that exists between pens and more complicated pump therapy
  - Unique benefits: cost effective, simple, discrete and convenient
- **Physiologically correct method of insulin delivery:**
  - Basal: Delivers continuous insulin dosing for 24 hours
  - Bolus: Enables patient to deliver a selected dose at meal times to better manage postprandial blood glucose
- **Breakthrough Technology**
  - First basal-bolus delivery system that is a fully mechanical, single-use, low cost and disposable
  - First to market advantage for a large and untapped Type 2 market
  - Broad intellectual property protection

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Diabetes Therapy

A Large and Growing Market


Drugs $16,715B [1]
$12,000
$8,000
$4,000
$0
$8,991
$7,695
$29
OADs
Insulin
GLP-1


Devices $1,993B [1]
$1,200
$800
$400
$0
$898
$758
$337
Pumps
Syringes
Pens

Over time, nearly 50% of Type 2 patients will require insulin therapy to control their hyperglycemia[2]



Significant Market Opportunity with a Simplified Insulin Therapy

- Fills a major gap that exists with current delivery options
- Facilitates earlier transition for patients failing oral anti-diabetics
- Improves compliance and utilization for insulin therapy

(1) Wall Street analyst and Frost & Sullivan estimates, CAGR estimates over 5 years (2005 - 2010).
(2) Treatment Options for Type-2 Diabetes, American Academy of Family Physicians, 2000 Monograph

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(1) 2001-2003 National Health Interview Survey , ADA. (CDC estimates 2005 prevalence of diabetes is 20.8 million people in US alone). Both Insulin & Oral MedicationInsulin Only (Multiple Daily Injections) Oral Diabetic Medication Only An Estimated 14.6M People in U.S. Are Diagnosed with Diabetes1Diabetes Treatment Usage Statistics h-Patch Target Market Expansion Strategy2007 Initial target2008 expansion2009 PCP targetCurrent therapy segmentation15%57%16%12% 0% 10% 20% 30% 40% 50% 60% Take NeitherTake Oral DiabeticMedication OnlyTake Insulin OnlyTake Both Insulin andan Oral Medication

Diabetes Market Opportunity

Type 2 Therapy Progression: Current Paradigm


h-Patch Target Market = 6.5M U.S. Patients
Diagnosis
Diet and exercise
1 OAD
2 OADs
3 OADs
OAD and insulin
Insulin alone
Time from diagnosis
Average 5+ Years
Broaden Target Market Supported by Phase IV Studies

Target Patient Characteristics

- Patients poorly controlled on >1 shot Insulin / day
- Multiple daily injection patients having difficulty with compliance
- Older patients who have difficulty performing insulin injections
- Patients transitioning from orals (OAD) to insulin

h-Patch Benefits

+ Simplify more intensive therapy
+ Improve convenience
+ Simple button operation, no visuals
+ Less intimidating alternative

Source: Company Estimates

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Diabetes Market

A Global Epidemic: Type 2 Driven by Growth in Obesity and Aging

- Obesity is prevalent in about 300M people worldwide today (about 52M in US) and is expected to increase - 4-5% annually over the next 5 years
- WHO estimates that 90% of Type 2 diabetics are obese
- Rise in Type 2 Diabetes in US over past decade is strongly correlated to increase in obesity

- As of 2001, an estimated 177M people suffered from diabetes worldwide
- 1.5M new cases of diabetes were diagnosed in people over the age of 20 in the U.S. in 2005
- In 2005, the CDC estimated the total prevalence for diabetes was 20.8M people or approximately 7.0% of the U.S. Population

Obesity Prevalence Estimates



200.0
180.0
160.0
140.0
120.0
100.0
80.0
# of Obese in millions
2004 - 2010: 3.7% CAGR
123.0
129.0
133.0
138.0
143.0
147.0
153.0
2004A
2005E
2006E
2007E
2008E
2009E
2010E
Obesity Prevalence in U.S., Europe

Source: JP Morgan estimates.

Prevalence Estimates of Diabetes by Age Group, 2005



25%
20%
15%
10%
5%
0%
3%
10%
21%
20-39
40-59
60+
Age Groups in U.S.

Source: CDC, National Diabetes Fact Sheet, 2005

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Market Research Type 1 Patients: Projected change in physician prescribing habits with h-Patch™ introduction 270 U.S. Primary Care Physicians (“PCPs”) and Endocrinologists (“Endos”)were asked how they currently allocate their Type 1 patients among available regimens and how this would change with the introduction of the h-Patch Participants responded that they would prescribe the h-Patch to 33% of their Type 1 patients, or approximately 500,000 patient potential of the total 1.5M U.S. Type 1 patients -35% -37% -27% Share Loss to h-Patch 33% 0% h-Patch 4% 3% Other 41% 63% Glargine / NPH 12% 19% Premix Insulin 11% 15% Pump POST h-Patch PRE h-Patch Source: Summary of results from multiple focus groups performed by the company

Market Research Type 2 Patients on Insulin: Projected change in physician prescribing habits with h-Patch™ introduction 270 U.S. PCPs and Endos were asked how they currently treat their Type 2 patients on an insulin regimen and how this would change with the introduction of the h-Patch Participants responded that they would transition 29% of their Type 2 patients on an insulin regimen to h-Patch, or approximately 1.7M patient potential of 5.7M U.S. Type 2 patients on insulin -28% 26% 36% Glargine ± OADs -30% -28% Share Loss to h-Patch 29% 0% h-Patch 4% 6% Other 21% 30% Glargine / NPH 18% 25% Premix Insulin ± OADs 2% 3% Pump POST h-Patch PRE h-Patch Source: Summary of results from multiple focus groups performed by the company

Market Research Type 2 Patients on OAD: Projected change in physician prescribing habits with h-Patch™ introduction 270 PCPs and Endos were asked how they currently allocate their Type 2 patients on an oral antidiabetic (OAD) regimen and how this would change with the introduction of the h-Patch Participants responded that the average allocation rate for the h-Patch in this patient group would be 18% following its introduction, or approximately 1.0M patient potential of the 5.5M U.S. Type 2 patients on an OAD regimen -17% -21% Share Loss to h-Patch 8% 0% h-Patch Alone 10% 0% h-Patch + OAD 63% 76% 2+ OADs 19% 24% 1 OAD POST h-Patch PRE h-Patch Source: Summary of results from multiple focus groups performed by the company

Enables differentiation for a class of drugs that is otherwise pharmacologically equivalent Would provide momentum to newly marketed analogues and provides an attractive alternative to the limitations of pen-based delivery systems Would provide a once-daily basal dosing solution for companies that do not currently offer one in their portfolio Would provide a hedge for the potential failure of pulmonary insulins and would utilize excess insulin manufacturing capacity Insulin Manufacturers Improves patient compliance with intensive insulin therapy regimen Helps avoid costly health complications associated with non-compliance Cost-effective: significantly less expensive than electronic pumps, in-line with pens while providing more intensive control Insurance / Payors Minimal effort with simple upfront training and back-end support requirements Adds to the treatment arsenal: an effective alternative to enhance treatment for noncompliant patients and a good primer for those transitioning to intensive insulin therapy Physician / Diabetes Educators Basal-bolus solution in a single package to help achieve HbA1c targets Discrete to wear and use with minimal irritation Flexibility with once-a-day use and safe disposability Small, hidden needle appeals to “needle-phobic” patients Easy to use; highly cost effective Convenient with insulin readily available when needed Diabetes Patients h-Patch™Compelling value proposition for all diabetes market stakeholders

h-Patch™ Commercialization Strategy 2007: Getting Started Establish specialized U.S. sales & marketing capabilities to target high-insulin prescribing endocrinologists Hire experienced sales professionals led by top-rate sales management team Hire sales support: field nurse educators, trained phone sales reps and customer service representatives Develop online product ordering capability Secure HCPS coding for h-Patch reimbursement Establish internal reimbursement procedures Complete Phase IV market studies to demonstrate value of h-Patch Market introduction 2H-2007 Simple to use Point-of-Care (POC) fill system that will be able to use any insulin that is FDA approved for use with pumps (Apidra®, Humalog® and Novolog®). Target Goal: 3,000-5,000 patients 2008: Building Momentum Expand sales force to target primary care physicians who serve 82% of Type 2 diabetics Add phone sales reps and aggressive field training program Publish Phase IV market study results and publicize industry thought leader commentary on h-Patch Initiate sales & marketing capabilities in Europe Establish co-marketing relationship with global pharmaceutical company Prepare for the launch of a more patient friendly, pre-filled insulin h-Patch in 2009 Target Goal: 150,000-200,000 patients

Broad Drug Delivery Portfolio

Proven Capabilities and Numerous Global Pharma Partnerships

Simple Solutions To Complex Problems


h-Patch / e-Patch


Micro-Trans


Mini-Ject

Challenges Faced In Today's Biopharmaceutical Market

- Simplified methods for the delivery of parenteral medications (strong focus on biologics)
- Ability to manage more complex formulations (viscosity, volumes, lyophilized presentations, etc.)
- Life-Cycle-Management
- Improved outcomes with optimized delivery profiles

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Balance Sheet Highlights Strong Financial Position 47,295 Total assets36,025 Working capital (deficit) $43,500 Cash and cash equivalents 39,705 Total stockholders’ equity (deficit)(1) Subject to 6.9M in Valeritas senior bridge notes that may be exchanged at option of noteholders into Paramount common stock at $5.35 per share 7,590 Total liabilities Pro Forma Close of Transaction1Consolidated Balance Sheet Data (In thousands)

Management Experienced Team with Proven Track Record Robert Gonnelli – Chairman and Chief Executive Officer Bob Gonnelli founded BioValve Technologies in 1998. He previously led PDN Investments, a private equity group that founded and managed early stage research companies with a primary focus in oncology, neurology, diabetes and a variety of medical technologies, many of which were sold to larger companies. Prior to PDN, Gonnelli founded and led MCS Medical to develop, manufacture and sell a core temperature control garment for neurological and orthopedics applications that enhances motor control and mobility. In the mid 1990’s, he also served as a consultant to the boards of directors of Bioject Technologies, Inc. (NASDAQ: BJCT) and Peregrine Pharmaceuticals, Inc. (NASDAQ-PPHM). Early in his career, Gonnelli founded and served as CEO of TSM, Inc., the leading manufacturer of robotic systems for the broadcast and motion picture industry prior to its sale in 1993. Gonnelli has also authored and/or coauthored 92 patents. He received his BS in Electrical and Mechanical Engineering from Fairleigh Dickinson University. Ernie Toth – Chief Financial Officer Joined BioValve in July, 2006 and brings more than 20 years of experience in financial management. Toth recently served as Vice President and Chief Financial Officer of Pharmaceutical Formulations Inc., a manufacturer of generic OTC pharmaceuticals. Previously, he spent 15 years with MacAndrews and Forbes, a privately held investment company. He is a CPA, with an MBA in Finance from Pace University and a BS in Accounting from Shippensburg University of Pennsylvania. William Van Antwerp – Chief Scientific Officer Joined BioValve in August 2006 and brings more than 20 years’ experience in insulin pump research and design. Prior to joining Valeritas, he served as Chief Scientific Officer at Medtronics MiniMed, where he spent 20 years taking on increasingly responsible positions. Van Antwerp holds a BA in Chemistry from Rutgers University. Note: Management team will transition to Valeritas after closing

Management Experienced Team with Proven Track Record Scott Huie – Vice President Operations Joined BioValve in 2002 and brings more than 24 years’ experience in medical device, pharmaceutical and combination product development and manufacturing. Huie previously served as Vice President, Operations at Fusion Medical Technologies, which was acquired by Baxter Healthcare Corporation. Huie has also worked at Aradigm and Cygnus Therapeutic Systems, Ciba-Geigy and 3M Corporation. He received his BS in Chemical Engineering from Rensselaer Polytechnic Institute. Steve Levesque – Director, Engineering Joined BioValve in 2001 and brings more than 25 years’ experience in medical device and laser optic product development and manufacturing. Levesque previously served as Engineering Project Manager at Harvest Technologies, a manufacturer of re-usable/disposable blood salvage and separation systems. He earned his BS in Mechanical Engineering from Northeastern University and his PhD in Engineering Management from Kennedy-Western University. Daniel Connors – Director, Process Engineering Joined BioValve in 2002 and brings more than 21 years’ experience in pharmaceutical, medical device and combination drug product development and manufacturing. Connors previously served as Process Development Manager at Baxter Healthcare and Fusion Medical Technologies. He received his BS in Chemical Engineering from the University of Rhode Island. Peter Larsen – VP, Global Business Development Joined BioValve in 2003 and brings more than 18 years’ experience in pharmaceutical, medical device and healthcare services. Larsen previously served as a Director of Global Business development for Baxter Healthcare where he held several positions over the course of 15 years. Larsen earned his BS in Biochemistry from the University of New Hampshire and an MBA from the Kellogg School of Management, Northwestern University. Note: Management team will transition to Valeritas after closing

Valeritas A Compelling Investment Opportunity An innovative medical technologies company with a broad IP portfolio initially targeting the fast-growing $19B diabetes market h-Patch™: a unique once-a-day disposable insulin delivery system: Competitive advantages: first-mover market advantage; easy to use, cost effective, simple, discrete, convenient, disposable, low-cost manufacturing, broad IP coverage Rapid market penetration: two-step commercialization strategy with the initial launch of POC fill device in 2007 followed by a more convenient pre-filled insulin h-Patch in 2009 Well-capitalized, fully-integrated business with strong R&D, manufacturing, and growing sales & marketing capabilities Highly experienced management team Potential to leverage a rich pipeline of novel drug delivery technologies with numerous applications beyond the diabetes market

Cautionary Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Paramount, Valeritas and their combined business after completion of the proposed business combination. Forward looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Paramount's and BioValve’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: compliance with government regulations; changes in legislation or regulatory environments, requirements or changes adversely affecting the medical device business, including changes in medicare reimbursement policies; fluctuations in customer demand; management of rapid growth; intensity of competition from or introduction of new and superior products by other providers of drug delivery technologies and pharmaceuticals; timing, approval and market acceptance of new product introductions; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in Paramount's Annual Report on Form 10-KSB for the year ended December 31, 2005. The information set forth herein should be read in light of such risks. Neither Paramount nor Valeritas assumes any obligation to update the information contained in this presentation. Additional information concerning the transaction is included in the Current Report on Form 8-K filed on August 28, 2006 by Paramount with the Securities and Exchange Commission (the “SEC”). A stockholder meeting will be announced soon to obtain stockholder approval for the transactions. Paramount intends to file with the Securities and Exchange Commission a proxy statement and other relevant materials in connection with the transaction, which will be mailed to Paramount’s stockholders. PARAMOUNT’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AGREEMENT, PARAMOUNT AND VALERITAS. Investors and stockholders may obtain free copies of these materials (when they are available) and other documents filed with the SEC at the SEC’s website at www.sec.gov. A free copy of the proxy statement when it becomes available may also be obtained from Paramount, at 787 7th Avenue, 48th Floor, New York, NY 10019. Paramount, BioValve and their respective officers and directors may be deemed to be participants in the solicitation of proxies from Paramount’s stockholders with respect to the transaction. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests of Paramount, BioValve and their respective officers and directors in the proposed transaction by reading Paramount’s proxy statement, which will be filed with the SEC.

Valeritas, LLC Delivering Quality of Life August 28, 2006